UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 3, 2015

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition

On March 3, 2015,  the registrant provided an overview of the Company’s recent operating highlights and selected financial results for the year ended December 31, 2014.  The Company’s full financial results can be found in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian securities regulatory authorities on March 3, 2015.

Recent Highlights:

•	Received $3.0 million to complete the sale of the Los Cardones gold project;
•	Completed an agreement to sell up to 8 million of our shares in Midas Gold Corp.(“Midas”) for aggregate net proceeds of approximately $2.8 million (the “Midas Sale”);
•	Received $0.5 million option payment from Cangold Limited; and
•	Continued to bring costs down while meeting environmental, safety and regulatory requirements.

Frederick H. Earnest, President and Chief Executive Officer, commented, “2014 was a pivotal year in the financial stability of the Company. Consistent with our stated strategy, we continued to fund the Company without dilution and paid off our debt well ahead of schedule.  As a result of our cash on hand and the successful cost cutting measures which we implemented in 2013, which continue in effect, we believe we  are now funded through most of 2016.  We remain focused on our Mt Todd gold project in Australia, where continued weakness in many macro-economic factors provides positive offsets to the lower gold price.  We are analyzing these factors and anticipate that they will have a net positive effect on the economics of the project. We are well positioned to continue to weather the present gold markets and expect to be able to continue to fund the Company through most of 2016 without the need to raise capital in the equity markets in the current market conditions.  I believe our Mt Todd gold project is uniquely positioned to move forward quickly in an environment of sustained gold market improvement.”

Summary of 2014 Financial Results

We reported a net loss of $18.9 million or $0.23 per share for the year ended December 31, 2014.  This includes an unrealized $4.3 million mark-to-market loss on our investment in Midas, and a non-cash $4.8 million write-down of interest in the Amayapampa project in Bolivia.  During the year ended December 31, 2013, we reported a net loss of $59.5 million, or $0.73 per share.

Expenditures for exploration and property holding costs, principally at our Mt Todd gold project, were down approximately 74% from 2013. In 2014, we eliminated all material discretionary programs and continued the cost cutting initiatives introduced in 2013.  In early 2013, we completed several cash intensive programs such as water treatment and the prefeasibility study for the Mt. Todd gold project, and introduced several significant cost cutting measures, including staff reductions and compensation reductions at the Mt Todd gold project. Similarly, at the corporate level, we continued the cost cutting initiatives introduced in 2013, resulting in a 31% reduction in 2014 corporate costs from 2013 levels.

Our working capital at December 31, 2014 totaled approximately $8.6 million, including cash of approximately $3.7 million. After giving effect to the cash received in January as a result of the finalization of the Los Cardones sale and the option payment received from Cangold Limited in February, together with the cash to be received from the Midas Sale, our pro forma working capital increases to approximately $15.0 million, including approximately $10.0 million of cash.

To review the Company's Annual Report on Form 10-K for the year ended December 31, 2014, including the related Management's Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the fiscal year ended December 31, 2014 and to discuss corporate and project activities is scheduled for Friday, March 6, 2015 at 9:00 a.m. MST.

Toll-free in North America: 1-866-233-5249

International:  416-642-3300

This call will also be web-cast and can be accessed at the following web location:

 http://event.on24.com/r.htm?e=960286&s=1&k=34B049C9DCF220CC21DEB10F316F126D

This call will be archived and available at www.vistagold.com after March 6, 2015.  Audio replay will be available for 21 days by calling toll-free in North America:  1-866-245-6755, passcode 339376.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in this report are U.S. dollars.

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as, the closing of the Midas Sale; the Company being funded through most of 2016; the impact that macro-economic factors may have on the economics on the Mt Todd gold project; funding the Company without dilution; and moving the Mt Todd gold project forward quickly when there is sustained improvement in the gold market; and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, pre-feasibility studies and feasibility studies on our projects, if any.  When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on March 3, 2015 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On March 3, 2015, the Registrant issued a press release providing an overview of the Company’s recent operating highlights and selected financial results for the year ended December 31, 2014.    A copy of the press

release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit No.Description

99.1Press Release dated March 3, 2015*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arch
VISTA GOLD CORP. (Registrant)
Dated: March 5, 2015	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release dated March 3, 2015*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.